UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Address of principal executive offices) (Zip code)

William Kruger
YCG Funds
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738
(Name and address of agent for service)

(512) 505-2347
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  December 1, 2021 to May 31, 2022

Item 1. Reports to Stockholders.

(a)

YCG ENHANCED FUND
a series of the YCG Funds

Semi-Annual Report
May 31, 2022	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the six-month period ending May 31, 2022, the YCG Enhanced Fund (the “Fund”) had a total net return of -17.62%. During the same time period, the S&P 500 Index had a total return of -8.85%, and the S&P Global Broad Market Index had a total return of -9.51%.  The Fund’s top five equity winners and top five equity losers during this period were as follows:

TOP FIVE EQUITY	TOP FIVE EQUITY
WINNERS	LOSERS
Progressive Corp.	Amazon, Inc.
MasterCard, Inc. – Class A	MSCI, Inc.
PepsiCo, Inc.	Meta Platforms, Inc. – Class A
Colgate-Palmolive Co.	Moodys Corp.
Bookings Holdings, Inc.	Nike, Inc. – Class B

The top 5 equity winners and equity losers are determined based on a ranking of the dollar gains and losses of all the equity securities owned in the portfolio over the period specified above. This calculation excludes the Fund’s options positions, which may have experienced a gain or a loss during the period specified. Additionally, the Fund seeks to maximize long term capital appreciation with reasonable investment risk. We believe that six months is too short a period to accurately assess the soundness of our investment strategy, and, thus, we try not to draw too many conclusions from the chart above. Instead, we evaluate ourselves by the Fund’s performance over a full economic cycle, which we define as a period that includes both a recession and an economic expansion.

While the six-month returns for the S&P 500 Index cited above suggest a fairly ordinary market environment, they belie huge moves under the surface, many of which were catalyzed or reinforced by Russia’s invasion of Ukraine. A few notable examples include the S&P 500 Energy Index, which was up 65% during this period, the Wedbush ETFMG Global Cloud Technology ETF (IVES), which was down -35%, the iShares Genomics Immunology and Healthcare ETF (IDNA), which was down almost -40%, and the most amazing of them all, the iShares MSCI Russia ETF (ERUS), which was down over -80% through March 4,1 at which point it ceased trading altogether.

So, what’s going on? Because of the war in Ukraine, we can add energy supply shocks to the already long list of building inflationary forces, which includes COVID supply chain disruptions, massive fiscal stimulus, negative real rates, and the worst labor force shortage since World War II.2  As a result of these mounting pressures, the Federal Reserve has committed to a plan to raise the Fed Funds rate (commonly viewed as the “risk-free”
____________

[1]	See https://www.yahoo.com/now/trading-ishares-msci-russia-etf-120000841.html.
[2]	See https://www.foxbusiness.com/economy/us-worker-shortage-goldman-sachs.

YCG Enhanced Fund

rate) over the next few years by more than was previously expected. Since all assets are in competition with each other for investment dollars, when the risk-free rate rises, investors are, all else equal, willing to pay somewhat less to take on risk. However, not all assets respond equally to risk-free rate increases. To understand why, it’s helpful to look at the two main sources of investment risk: cash flow risk and duration risk.

Cash flow risk is the risk that our assets’ cash flows don’t actually show up at the times and in the amounts that we expected when we made our investments. These disappointments most often occur because of competition, unexpected economic environments, mismanagement, misappraisals of an industry or category’s future growth, poor corporate governance, and government confiscation/sanction.3  Conspicuously absent from this list, as you’ve likely noticed, are risk-free rate increases. The reason we’ve excluded this risk factor is not because cash flows aren’t impacted by changes in the risk-free rate. They most certainly are. Rather, it’s because these impacts are oftentimes complex and hard-to-predict.

Duration risk, on the other hand, has a much more straightforward relationship with the risk-free rate. Duration risk is the risk that the risk-free rate increases and makes future cash flows less valuable. To understand why this is the case, consider a simple example in which one investment pays $100 today and another pays $100 two decades from now. Clearly, the $100 today would be preferred, because not only would people prefer cash now, but they could also reinvest that cash and earn more. Thus, to quantify by how much less that cash in the future is worth compared to cash now, investors “discount” that future cash by a rate of return. The higher rates go, the more they discount those future cash flows, making them worth even less in comparison to cash today. As a result of this dynamic, the further out in time investors expect to receive cash flows from a business, the more the business’s value is negatively impacted by rising rates. In other words, growth companies whose value is largely dependent upon future growth are more leveraged to rising rates and thus more subject to valuation compression when interest rates rise. With this context, it should now make sense why the least-profitable, highest-growth businesses, such as those in the Wedbush ETFMG Global Cloud Technology and iShares Genomics Immunology and Healthcare ETFs that we mentioned earlier in the letter, performed poorly over the last six months.

Now that we’ve discussed what’s happening, the natural next question is, “What portfolio changes is YCG making to respond to rising inflation and rates?” And the answer is, “Not many.” We believe inflation is an incredibly complex phenomenon that no one can accurately predict. If you want to understand why in more detail, please refer back to the shareholder letter we wrote for the Fund’s 2021 Annual Report.4  Frankly, for the same reasons that we mentioned in that letter, we include
____________

[3]	Look no further than the Russian ETF mentioned above for a dramatic, real-time example of this last risk.
[4]	See https://ycgfunds.com/wp-content/uploads/2022/01/YCGEF-Annual-Report-Clean-for-Website.pdf.

YCG Enhanced Fund

most other macroeconomic variables, such as GDP growth, interest rates, unemployment rates, and so on in the “unpredictable” bucket. Therefore, just because we’re experiencing inflation, GDP growth, and low unemployment today, it doesn’t follow that we’ll be experiencing these conditions a year from now. In fact, during the last few years, we’ve received an object lesson in this unpredictability. We went from a fairly strong global economy pre-COVID to an economy on the verge of a second Great Depression to a roaring economy to an economy today that is growing but with high and rising inflation that many experts fear will choke off growth and cause a high-inflation economic stagnation (a “stagflation”). On the other hand, given how levered our economy is to low rates, it’s possible that the meager rate rises that the Fed plans could cause a bad enough recession that we tip all the way back into deflation, making next year’s economy look entirely different yet again.

What follows from this radical uncertainty about the future is that our goal should be to consider as many possible futures as we can and to then design a portfolio that we think can protect and grow our purchasing power in as many of these future scenarios as possible. And that’s what we’ve tried to do. In designing our strategy and the Fund’s current portfolio, we have considered hyperinflation, recession, depression, strong real economic growth, weak real economic growth, high interest rates, low interest rates, war, peace, China dethroning the United States as the largest economy in the world, and many other scenarios. And, after completing this exercise, our portfolio that is focused on global champions with enduring pricing power, long-term volume growth opportunities, conservative balance sheets, and ownership-minded management teams and that is diversified across geography, industry, category, and macroeconomic factors is the best portfolio we can come up with to maintain and grow our purchasing power across as wide a range of scenarios as possible.

We have discussed a number of these scenarios and why we think the Fund’s portfolio is well-positioned to deal with them in past letters. However, we’ve never discussed stagflation specifically, and given that it’s the “risk du jour,” we will endeavor to tackle its impact on the Fund’s investments in this letter. In order to accomplish this task, it’s helpful to divide the Fund’s portfolio investment risks into the two categories mentioned earlier: cash flow risk and duration risk. Let’s take them in reverse order since duration risk is more straightforward.

Duration Risk

Because we focus on businesses with enduring pricing power and long-term volume growth opportunities, investors tend to ascribe more value to our businesses’ future cash flows than they do to the average business. Since, as we saw from the exercise above, future cash flows get more discounted when rates rise than do current cash flows, the businesses we own in the Fund tend to experience more valuation pressure from rising rates than the average business—though, because of our businesses’ large current cash flows as well as the strong-but-not-blazingly-fast revenue growth that typifies the dominant and somewhat more mature businesses we favor, not nearly as

YCG Enhanced Fund

much pressure as the unprofitable, hypergrowth companies in the cloud and genomics ETFs that we mentioned earlier. However, to reiterate, there’s no getting around the fact that the businesses we own in the Fund tend to experience more duration risk than the average business.

Cash Flow Risk

Fortunately, we have designed our strategy in such a way that the other investment risk, cash flow risk, can hopefully be an “upside” risk in most scenarios, including in the rising inflation and interest rate environment that we’re currently experiencing. We believe this upside risk comes from four main sources.

First, and most fundamentally, we believe the cash flow of the businesses we own in the Fund is underestimated and undervalued because we think investors, on average, want to get rich quickly and are overconfident about their abilities. Therefore, they tend to overvalue risky stocks and undervalue the stocks of businesses with high and sustainable returns. In other words, investors tend to underestimate and undervalue the size and duration of the cash flows these businesses can produce over time. We call this the High-Quality Mispricing. And we think the most high- and sustainably-returning businesses tend to be those that own a dominant network in an industry growing at least as fast as GDP, which we think enables these businesses to raise their prices more often and by higher amounts than investors expect.

We believe this forecasting error occurs because the exponential growth in the value of networks, while understood in concept, is underappreciated in practice. This is because humans systematically “underestimate the magnitude of compounding interest” and “are overconfident in their ability to answer questions that involve exponential growth,” as Matthew Levy and Joshua Tasoff convincingly demonstrate in one5 of the many studies that confirm this psychological bias. A famous story, the first version of which was recorded in 1256, saliently illustrates our failings when it comes to exponential growth.6  In this tale, a great king offers the inventor of chess a reward of his choosing. The wise inventor asks the king to have his servants place one grain of wheat on the first chess square and to double this amount on each additional square. The king laughs, thinking this a meager reward, and agrees immediately. However, by the time his servants reach the 32nd square, the king is no longer laughing as he is now on the hook for more than four billion grains of wheat. Shortly thereafter, the king realizes he has nowhere near enough wheat to pay the reward. In fact, to pay the reward, the king would have needed 18,446,744,073,709,551,615 grains of wheat, which is approximately 1,536 times the 2019 global production of wheat.7
____________

[5]	See http://eprints.lse.ac.uk/68881/.
[6]	See https://quatr.us/islam/islamic-story-wheat-chessboard.htm.
[7]	See https://en.wikipedia.org/wiki/Wheat_and_chessboard_problem.

YCG Enhanced Fund

As a result of humanity’s exponential-growth bias, we think businesses that own dominant networks typically raise prices much more slowly than the growth in the value of their network warrants. An example that we’ve cited before is S&P Global, which charges approximately 7 basis points per year to rate corporate bonds8 but where data suggests their rating network saves issuers 30 to 50 basis points of interest cost per year.9  Therefore, during periods of slow economic growth and/or fast inflation, businesses that own dominant networks tend to have significant unutilized pricing power that allows them to raise prices and surprise investors. The experience of the luxury goods companies owned by the Fund during COVID is a great demonstration of this point. They posted much stronger earnings results over the last two years than investors were expecting after COVID first hit, and major factors in these positive earnings surprises were both the size and number of unexpected price increases10 that the companies were able to take because of the big gap between the prices they were charging and the value of the dominant networks they had created. In fact, some luxury goods companies had so much untapped pricing power that they were able to nearly double the prices of their most coveted items during this period with seemingly no drop in demand.11  Furthermore, as the years go by and these businesses’ networks hopefully keep expanding, we believe investors, similar to the king in the wheat and chessboard story, are likely to continually underestimate the growth in network value that is occurring, and, consequently, the duration and degree of these companies’ price increases. While we think greater-than-expected pricing power is likely to be the first and biggest source of these companies’ cash flow surprises, we believe these companies possess a number of other sources of potential upside surprise.

The second source of cash flow upside that we think we are likely to receive from owning a diverse collection of businesses that earn high and sustainable returns, possess conservative balance sheets, and produce large amounts of current cash flow comes from these companies’ unique ability to take advantage of extreme economic and stock market environments. Extreme economic and stock market environments tend to create
____________

[8]	See https://web.archive.org/web/20191031183406/https://www.standardandpoors.com/en_US/delegate/get
PDF?articleId=2148688&type=COMMENTS&subType=REGULATORY.
[9]
In 2012, for the first time in its history, Heineken decided to get its debt rated. Based on Heineken’s post-mortem analysis, getting its debt rated saved the company 30 to 50 basis points of yearly interest cost. See https://web.archive.org/web/20170812220336/http://treasurytoday.com/2013/02/do-companies-need-to-be-rated-to-issue-bonds.

[10]
See https://www.voguebusiness.com/companies/price-increase-china-louis-vuitton-chanel-gucci-covid-19, https://www.forbes.com/sites/pamdanziger/2022/03/12/forget-quality-and-sustainability-high-price-drives-consumer-demand-for-luxury-brands/?sh=1d2cc13d3da5, https://www.dailysabah.com/

business/economy/luxury-clothing-sector-undaunted-by-covid-19-soaring-inflation, https://www.scmp.com/magazines/style/luxury/article/3127998/real-reason-louis-vuitton-and-chanel-are-raising-their, and https://www.businessoffashion.com/briefings/luxury/why-luxury-brands-are-raising-prices-in-a-pandemic/.

[11]	See https://www.reuters.com/business/retail-consumer/chanel-increases-prices-again-europe-asia-2022-03-04/.

YCG Enhanced Fund

financial distress for weaker industry players, enabling these companies to increase their long-term cash flows by taking market share from or even acquiring these distressed competitors. Additionally, these companies can use extreme stock market distress to buy back stock at very cheap prices. Since extreme economic environments are relatively rare, the timing of their onset is unknown, and the likelihood of companies being able and willing to take advantage of these bad times is hard to gauge, we believe investors tend to undervalue these characteristics, especially during good times when the fear of missing out is stronger than the fear of bankrupting out.

Third, many of the businesses held in the Fund’s portfolio have substantial net cash positions. As rates rise and as the bills and bonds in which this cash is currently invested mature, these companies can reinvest at the new higher rates, providing, in some cases, a considerable additional earnings source. For instance, Google has roughly $150 billion in net cash. Of this amount, approximately $115 billion is invested in cash and marketable debt securities. If rates were to rise by 10%—an extreme but certainly possible case—Google could eventually earn an additional $11.5 billion, which would be a 13% increase over Google’s last twelve months pretax profit of $91 billion.

Lastly, some of the businesses we own in the Fund have earnings that are clearly positively correlated to higher inflation and interest rates. For instance, our bank and brokerage companies take in deposits and then invest this money in loans and securities, earning a spread. In a rising rate environment, because of switching costs and network effects, these businesses are typically able to increase the rates they earn on their loans and securities at a faster pace than the rates they must pay to retain their depositors. This deposit-rate lag widens the spread these businesses earn, increasing profits by, in many cases, double-digit percentages and, in some cases, triple-digit percentages. As another example, our insurance brokerages typically benefit in two ways. The inflationary forces that cause central banks to raise risk-free rates also cause the claims expenses of insurance companies to rise since goods and services are more expensive to replace if they are damaged or stolen. These rising expenses cause insurance companies to raise the insurance premiums they charge. Since Aon and Marsh Mac take on no underwriting risk but instead receive a percentage of these now higher insurance premiums, their earnings tend to increase during these periods. Additionally, as part of Aon’s role as a broker, Aon takes cash from its corporate customers and pays its insurance providers. While it only holds this cash for a very short time, Aon processes so many transactions that it always has a meaningful amount of customer cash on its balance sheet. Aon’s customers allow it to invest this money at risk-free rates. Therefore, when the risk-free rate rises, Aon is able to earn more money on this “float.” Finally, the geopolitical events that are often partly the cause of rising inflation and risk-free rates typically remind people of risks they took for granted in good times and occasionally unearth new risks, stimulating demand for more insurance and further bolstering the earnings of the insurance brokerages.

YCG Enhanced Fund

Concluding Thoughts

Two years ago, the world was experiencing deflation, U.S. unemployment was the highest since the Great Depression,12 oil prices were below zero for the first time in history,13 and experts were warning that we were possibly entering the worst depression since the 1930s.14  Today, we’re experiencing the highest inflation in 40 years,15 the U.S. is in the middle of the biggest labor shortage since World War II,16 oil prices are above $100 a barrel, and experts are warning that we could be entering the worst stagflation since the 1970s.17  Clearly, our world is radically unpredictable. In such a world, we believe the best approach is to own a portfolio that can, over the long term, maintain and grow one’s purchasing power across as many economic scenarios as possible. We believe the Fund’s portfolio comprised of a diverse collection of global champions with 1) enduring pricing power, 2) volume growth opportunities, 3) conservative balance sheets, and 4) ownership-minded management teams is both resilient enough and underpriced enough to accomplish this goal. While each of the four characteristics listed above are critical to our goal of growing our purchasing power across a wide range of economic scenarios, we believe that our companies’ enduring pricing power derived from owning dominant networks in industries growing at least as fast as GDP is the biggest source of this resilience and underpricing. Because of humanity’s exponential growth bias, we believe these companies can raise prices and protect profitability much more easily during extreme economic scenarios than the average company can. As a result, we believe companies held in the Fund have much-better-than-average chances not only of surviving these periods but, also, of generating upside cash flow surprises during them. This combination of resilience and upside optionality makes us quite comfortable with the Fund’s current portfolio, even in the face of the stagflation scenario that we appear to be entering. We hope this letter has helped you to achieve similar understanding and comfort.

____________

[12]	See https://www.cnbc.com/2020/05/19/unemployment-today-vs-the-great-depression-how-do-the-eras-compare.html.
[13]	See https://www.npr.org/2020/04/21/839522390/u-s-oil-prices-fall-below-zero-for-the-first-time-in-history.
[14]	See https://www.npr.org/sections/coronavirus-live-updates/2020/04/14/833995714/imf-warns-of-steepest-downturn-since-the-great-depression.
[15]	See https://apnews.com/article/business-long-beach-inflation-prices-consumer-prices-d412bcce554693de469765b34351773d.
[16]	See https://www.businessinsider.com/biggest-labor-shortage-since-ww2-goldman-sachs-workers-jobs-employment-2022-2.
[17]	See https://www.forbes.com/sites/sergeiklebnikov/2022/03/15/most-wall-street-experts-now-predict-stagflation-heres-what-that-means-for-investors-and-the-us-economy/?sh=6dfd40fe1400.

YCG Enhanced Fund

As always, if you have any questions or concerns about this letter or any other matter, please reach out to us. We’re here to help. Finally, thank you so much for your trust, know we’re invested right alongside you, and we hope you’re having a wonderful summer!

Sincerely,

The YCG Team

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Diversification does not guarantee a profit or protect from loss in a declining market.

Various mutual funds, hedge funds, and other investment products have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

The S&P 500 Index is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

The S&P Global Broad Market Index is a market capitalization-weighted index that provides a broad measure of the global equities markets and includes approximately 11,000 companies in more than 52 countries covering both developed and emerging markets.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended May 31, 2022 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2021 to May 31, 2022.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended May 31, 2022 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(a)
	Account Value	Account Value	12/1/21 –
	12/1/21	5/31/22	5/31/22
Actual	$1,000.00	$ 823.80	$5.41

Hypothetical (5% return
before expenses)	1,000.00	1,019.00	5.99

(a)	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 28, 2012 (commencement of the Fund’s operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than original cost.  Index returns do not reflect the effects of fees or expenses.  It is not possible to invest directly in an index.

				Since Inception
	One Year	Three Year	Five Year	(12/28/2012)
Average Annual Returns
YCG Enhanced Fund	-9.34%	12.16%	12.40%	12.73%
S&P 500 Index	-0.30%	16.44%	13.38%	14.35%
S&P Global BMI
Total Return Index	-7.72%	11.70%	9.09%	9.73%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
May 31, 2022 (Unaudited)

Percentage of
Net Assets
Microsoft Corp.	5.91%
MasterCard, Inc. – Class A	5.62%
Moody’s Corp.	5.15%
Alphabet, Inc. – Class C	5.09%
Amazon, Inc.	4.96%
MSCI, Inc.	4.23%
Aon PLC – Class A	4.20%
Marsh & McLennan Cos, Inc.	3.66%
Progressive Corp.	3.53%
Verisk Analytics, Inc.	3.42%
Total	45.77%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
May 31, 2022 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease. Categories are shown as a percentage of net assets.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
May 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS – 95.34%

Automobiles – 1.02%
Ferrari NV (a)	22,928	$4,470,272

Banks – 2.96%
HDFC Bank Ltd. – ADR (a)	143,521	8,262,504
JPMorgan Chase & Co.	35,532	4,698,396
		12,960,900

Beverages – 2.18%
PepsiCo., Inc.	56,870	9,539,942

Capital Markets – 12.32%
Moody’s Corp.	74,847	22,571,610
MSCI, Inc.	41,877	18,524,291
S&P Global, Inc.	21,903	7,654,661
The Charles Schwab Corp.	75,044	5,260,584
		54,011,146

Commercial Services & Supplies – 3.15%
Copart, Inc. (b)	120,695	13,823,198

Hotels, Restaurants & Leisure – 1.69%
Booking Holdings, Inc. (b)	3,294	7,390,287

Household Products – 3.54%
Colgate-Palmolive Co.	99,311	7,826,700
The Procter & Gamble Co. (c)	51,981	7,686,950
		15,513,650

Insurance – 11.39%
Aon PLC – Class A (a)(c)	66,807	18,416,686
Marsh & McLennan Cos, Inc.	100,424	16,062,819
The Progressive Corp.	129,482	15,457,561
		49,937,066

Interactive Media & Services – 8.50%
Alphabet, Inc. – Class C (b)	9,776	22,296,905
Meta Platforms, Inc. – Class A (b)	50,331	10,675,567
Tencent Holdings Ltd. – ADR (a)	94,651	4,310,407
		37,282,879

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2022 (Unaudited)

	Shares	Value
COMMON STOCKS – 95.34% (Continued)

Internet & Direct Marketing Retail – 5.55%
Alibaba Group Holding Ltd. – ADR (a)(b)	27,184	$2,611,023
Amazon.com, Inc. (b)	9,044	21,743,494
		24,354,517

IT Services – 7.31%
MasterCard, Inc. – Class A	68,896	24,655,812
PayPal Holdings, Inc. (b)	39,776	3,389,313
Visa, Inc. – Class A	18,925	4,015,317
		32,060,442

Personal Products – 6.37%
L’Oreal SA (a)(d)	31,022	10,941,908
The Estee Lauder Companies, Inc. – Class A	39,548	10,070,898
Unilever PLC – ADR (a)	143,369	6,929,024
		27,941,830

Professional Services – 6.81%
CoStar Group, Inc. (b)	243,844	14,859,853
Verisk Analytics, Inc.	85,668	14,985,047
		29,844,900

Real Estate Management & Development – 3.13%
CBRE Group, Inc. – Class A (b)	165,570	13,715,819

Software – 9.53%
Adobe, Inc. (b)	20,228	8,424,557
Intuit, Inc.	17,911	7,423,393
Microsoft Corp.	95,385	25,932,321
		41,780,271

Technology Hardware, Storage & Peripherals – 1.96%
Apple, Inc.	57,807	8,603,994

Textiles, Apparel & Luxury Goods – 7.93%
Adidas AG (a)	18,342	3,632,208
Hermes International (a)	7,311	8,712,074
LVMH Moet Hennessy Louis Vuitton SE (a)	12,432	7,970,446
NIKE, Inc. – Class B	121,659	14,459,172
		34,773,900
TOTAL COMMON STOCKS (Cost $284,052,944)		418,005,013

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
May 31, 2022 (Unaudited)

	Principal
	Amount	Value
SHORT-TERM INVESTMENTS – 3.29%
U.S. Treasury Bills – 3.29%
0.008%, 06/16/2022 (e)	$122,000	$121,995
0.014%, 06/23/2022 (e)	182,000	181,988
0.027%, 06/30/2022 (e)	1,391,000	1,390,823
0.039%, 07/07/2022 (e)	63,000	62,988
0.067%, 07/14/2022 (e)	94,000	93,970
0.164%, 08/04/2022 (e)	458,000	457,212
0.252%, 08/11/2022 (e)	200,000	199,595
0.265%, 08/18/2022 (e)	154,000	153,650
0.290%, 08/25/2022 (e)	267,000	266,341
0.349%, 09/01/2022 (e)	957,000	954,269
0.399%, 09/08/2022 (e)	51,000	50,841
0.503%, 09/15/2022 (e)	4,836,000	4,819,444
0.889%, 10/13/2022 (e)	3,446,000	3,429,413
0.980%, 10/20/2022 (e)	91,000	90,531
1.122%, 10/27/2022 (e)	62,000	61,654
1.297%, 11/10/2022 (e)	448,000	445,115
1.353%, 11/17/2022 (e)	1,633,000	1,621,625
TOTAL SHORT-TERM INVESTMENTS (Cost $14,411,349)		14,401,454
Total Investments (Cost $298,464,293) – 98.63%		432,406,467
Other Assets in Excess of Liabilities – 1.37%		5,989,154
TOTAL NET ASSETS – 100.00%		$438,395,621

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Foreign issued security.
(b)	Non-income producing.
(c)	A portion of this security is pledged as collateral on options written. As of May 31, 2022, the value of collateral is $11,471,618.
(d)	A portion of this security is classified as illiquid due to a technicality on how it trades; however, it is valued the same as the regular shares.
(e)	Reflects the annualized yield on the date of purchase for discounted investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
May 31, 2022 (Unaudited)

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a)
Adobe, Inc.
Expiration: July 2022;
Exercise Price: $430.00	8	$344,000	$26,424
Expiration: June 2022;
Exercise Price: $450.00	91	4,095,000	387,115
Alibaba Group Holding Ltd.
Expiration: July 2022;
Exercise Price: $90.00	125	1,125,000	62,500
Expiration: June 2022;
Exercise Price: $105.00	95	997,500	104,405
Amazon.com, Inc.
Expiration: July 2022;
Exercise Price: $3,100.00	1	310,000	71,481
Expiration: August 2022;
Exercise Price: $2,150.00	13	2,795,000	122,850
Expiration: August 2022;
Exercise Price: $2,200.00	13	2,860,000	146,900
CoStar Group, Inc.
Expiration: July 2022;
Exercise Price: $65.00	140	910,000	85,400
Intuit, Inc.
Expiration: July 2022;
Exercise Price: $370.00	23	851,000	21,620
Expiration: July 2022;
Exercise Price: $470.00	15	705,000	89,625
Expiration: June 2022;
Exercise Price: $480.00	12	576,000	78,480
Meta Platforms, Inc.
Expiration: June 2022;
Exercise Price: $215.00	5	107,500	10,050
NIKE, Inc.
Expiration: June 2022;
Exercise Price: $130.00	38	494,000	41,876

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN (continued)
May 31, 2022 (Unaudited)

		Notional
	Contracts	Amount	Value
PUT OPTIONS(a) (Continued)
PayPal Holdings, Inc.
Expiration: July 2022;
Exercise Price: $105.00	20	$210,000	$40,660
Expiration: August 2022;
Exercise Price: $80.00	78	624,000	54,132
Expiration: June 2022;
Exercise Price: $115.00	50	575,000	146,000
S&P Global, Inc.
Expiration: August 2022;
Exercise Price: $340.00	30	1,020,000	37,500
Salesforce Inc.
Expiration: July 2022;
Exercise Price: $195.00	195	3,802,500	707,655
Total Options Written
(Premiums received $1,995,283)			$2,234,673

(a)	Exchange Traded

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2022 (Unaudited)

ASSETS:
Investments, at value (Cost $298,464,293)	$432,406,467
Foreign currency, at value (Cost $1,964,177)	1,909,631
Cash	143
Deposits with brokers for options written	6,931,494
Receivable for Fund shares sold	51,166
Dividends and interest receivable	441,911
Receivable for investments sold	300,157
Prepaid expenses	9,569
Total Assets	442,050,538

LIABILITIES:
Options written, at value (Premiums received $1,995,283)	2,234,673
Payable for Fund shares redeemed	149,910
Payable for investments purchased	820,000
Payable to investment advisor	355,811
Payable to custodian	5,957
Other accrued expenses	88,566
Total Liabilities	3,654,917
NET ASSETS	$438,395,621

NET ASSETS CONSIST OF:
Capital stock	$307,570,175
Total distributable earnings (accumulated deficit)	130,825,446
Total Net Assets	$438,395,621
Shares outstanding (unlimited shares of no par value authorized)	18,818,160

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(a)	$23.30

(a)	A redemption fee of 2.00% is assessed against shares redeemed within 30 days of purchase. See Note 2(i).

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the six-months ended May 31, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(a)	$2,103,014
Interest income	20,946
Total Investment Income	2,123,960
EXPENSES:
Investment advisory fees	2,458,417
Shareholder service fees	102,159
Administration fees	102,070
Accounting fees	59,604
Transfer agent fees and expenses	46,799
Compliance fees	35,509
Legal fees	34,185
Custody fees	18,922
Federal and state registration fees	18,163
Trustees fees and expenses	12,012
Audit and tax fees	8,651
Reports to Shareholders	6,257
Insurance fees	6,006
Miscellaneous expenses	553
Total expenses before reimbursements/recoupments	2,909,307
Expense recoupment (reimbursement)
by investment advisor (see Note 4)	16,209
Net Expenses	2,925,516
NET INVESTMENT INCOME (LOSS)	(801,556)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on
Investments	1,135,893
Options written	(3,093,924)
Foreign currency transactions	(22,464)
Net change in unrealized appreciation (depreciation) on
Investments	(93,363,963)
Options written	1,258,851
Foreign currency transactions	(88,367)
Net realized and unrealized gain (loss) on investments	(94,173,974)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(94,975,530)

(a)	Net of $87,774 in foreign withholding taxes and fees.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six-Months Ended
	May 31, 2022	Year Ended
	(Unaudited)	November 30, 2021
OPERATIONS:
Net investment income (loss)	$(801,556)	$(1,637,462)
Net realized gain (loss) on
investments and options written	(1,980,495)	51,498,566
Net change in unrealized appreciation
(depreciation) on investments and
options written	(92,193,479)	72,629,396
Net increase (decrease) in net assets
resulting from operations	(94,975,530)	122,490,500

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	14,699,220	48,549,795
Proceeds from reinvestment of distributions	44,406,183	—
Redemption fees	2,410	3,132
Payment for shares redeemed	(22,626,161)	(39,074,246)
Net increase (decrease)	36,481,652	9,478,681

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(48,633,155)	—

TOTAL INCREASE (DECREASE)
IN NET ASSETS	$(107,127,033)	$131,969,181

NET ASSETS:
Beginning of period	545,522,654	413,553,473
End of period	$438,395,621	$545,522,654

CHANGE IN SHARES OUTSTANDING:
Shares sold	547,599	1,729,178
Issued in reinvestment of distributions	1,532,834	—
Shares redeemed	(872,250)	(1,460,063)
Net increase (decrease)	1,208,183	269,115

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout the period

	Six-Months
	Ended
	May 31, 2022		Year Ended November 30,
	(Unaudited)		2021		2020	2019	2018	2017
NET ASSET VALUE:
Beginning of year	$30.98		$23.85		$20.95	$16.99	$16.60	$14.00
OPERATIONS:
Net investment
income (loss)	(0.04	)(a)	(0.09	)(a)	(0.03)	0.02	0.06	0.07
Net realized and
unrealized gain (loss)
on investment securities	(4.88)		7.22		3.05	4.48	0.93	3.00
Total from
investment operations	(4.92)		7.13		3.02	4.50	0.99	3.07
Redemption fee proceeds	—	(b)	—	(b)	— (b)	— (b)	— (b)	—
Dividends from
net investment income	—		—		(0.01)	(0.06)	(0.07)	(0.08)
Dividends from
net realized gains	(2.76)		—		(0.11)	(0.48)	(0.53)	(0.39)
Total distributions	(2.76)		—		(0.12)	(0.54)	(0.60)	(0.47)
NET ASSET VALUE:
End of period	$23.30		$30.98		$23.85	$20.95	$16.99	$16.60

TOTAL RETURN	-17.62	%(c)	29.90%		14.49%	27.74%	6.08%	22.58%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets;
end of period (000’s)	$438,396		$545,523		$413,553	$317,483	$201,576	$142,099
Ratio of expenses to
average net assets:
Expenses including
reimbursement (recapture)	1.19	%(d)	1.19%		1.19%	1.19%	1.19%	1.19%
Expenses excluding
reimbursement (recapture)	1.18	%(d)	1.18%		1.19%	1.20%	1.24%	1.34%
Net investment income
(loss) including
reimbursement (recapture)	(0.33	)%(d)	(0.34)%		(0.14)%	0.09%	0.37%	0.47%
Net investment income
(loss) excluding
reimbursement (recapture)	(0.32	)%(d)	(0.33)%		(0.14)%	0.08%	0.32%	0.32%
Portfolio turnover rate	2	%(c)	18%		44%	6%	21%	16%

(a)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(b)	Amount represents less than $0.01 per share.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
May 31, 2022 (Unaudited)

1. ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under an Agreement and Declaration of Trust dated September 4, 2012. The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust consists of one series, YCG Enhanced Fund (the “Fund”). The Fund is classified and operates as a non-diversified fund under the 1940 Act. The Fund commenced operations on December 28, 2012. The Fund’s investment adviser is YCG, LLC (the “Adviser”). There are an unlimited number of authorized shares. The investment objective of the Fund is to maximize long-term capital appreciation with reasonable investment risk.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

b) Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of  the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

from changes in the values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

c) Investment Valuation – The Fund’s investments are valued at fair value.  Fair value as used for determining the Fund’s net asset value is in contrast to the use of the term “fair value” for making valuation measurements in connection with preparing the Fund’s financial statements, as discussed below under “Valuation Measurements.” FASB Accounting Standard Codification Topic 820: Fair Value Measurement uses the term “fair value” to refer generally to the value of an asset or liability, regardless of whether that value is based on readily available market quotations or on other inputs.

Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than those valued using the amortized cost method) are valued at the market price furnished by a national pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

of changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$407,845,073	$10,159,940	$—	$418,005,013
Short-Term Investments	—	14,401,454	—	14,401,454
Total Investments
in Securities	$407,845,073	$24,561,394	$—	$432,406,467
Liabilities
Other Financial
Instruments**
Options Written	$2,066,568	$168,105	$—	$2,234,673

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the year.

d) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of May 31, 2022, the Fund held securities with a value of $11,471,618 and cash of $6,931,494 as collateral for options written.  During the period, the Fund used written covered call and put options in a manner consistent with the strategy described above.

The value of Derivative Instruments on the Statement of Assets and Liabilities as of May 31, 2022, are as follows:

	Liability Derivatives
Derivatives not
accounted for as
hedging instruments	Location	Value
Equity Contracts – Options	Options written, at value	$2,234,673

The effect of Derivative Instruments on the Statement of Operations for the period ended May 31, 2022, are as follows:

Amount of Realized Loss on		Change in Unrealized Appreciation
Derivatives Recognized in Income		on Derivatives Recognized in Income
Derivatives not		Derivatives not
accounted for as	Options	accounted for as	Options
hedging instruments	Written	hedging instruments	Written
Equity Contracts	($3,093,924)	Equity Contracts	$1,258,851

The average monthly value of options written during the period ended May 31, 2022 was $2,855,500.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the use of the asset segregation framework currently used by the Fund to comply with Section 18 of the 1940 Act for most derivatives, and require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund will comply with the new rule on or by August 19, 2022, and has adopted new policies and procedures to comply with Rule 18f-4.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of May 31, 2022:

Liabilities				Gross Amounts not
offset in the Statement
of Assets and Liabilities
		Gross	Net
		Amounts	Amounts
		Offset	Presented
	Gross	in the	in the
	Amounts	Statement	Statement
	of	of Assets	of Assets
Description /	Recognized	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$2,234,673	$ —	$2,234,673	$ —	$2,234,673	$ —

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

e) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  As of and during the six months ended May 31, 2022, the Fund did not have any liabilities for unrecognized tax benefits.

The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended November 30, 2018.

f) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

g) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

h) Guarantees and Indemnifications – Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

i) Redemption Fee – Those who buy and sell the Fund within 30 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

j) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At May 31, 2022, no shareholder held more than 25% of the outstanding shares of the YCG Enhanced Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

k) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of specific identification.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3. INVESTMENT TRANSACTIONS

For the period ended May 31, 2022, the aggregate purchases and sales of securities, excluding short-term securities, were $26,144,900 and $9,675,308 respectively for the Fund.  For the period ended May 31, 2022, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4. COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Fund’s Board of Trustees (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  With the exception of the Chief Compliance Officer, who is an employee of the Advisor, such officers receive no compensation from the Fund for serving in their respective roles. The Fund makes reimbursement payments to the Advisor for the salary and benefits associated with the office of the Chief Compliance Officer. The compliance fees expensed by the Fund during the period ended May 31, 2022, are included in the Statement of Operations.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes,

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  In addition to the lifetime limit, the Adviser has agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses to do not exceed 1.19% at least through April 1, 2023. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement is made only for fees and expenses incurred not more than thirty-six months following the month in which the reimbursement occurred, and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. During the period ended May 31, 2022, the Fund reimbursed $24,367 of previously waived expenses, waived $8,158 and let $2,296 fees subject to recoupment expire. As of May 31, 2022, the following expenses are subject to recoupment by the Adviser:

	Year Ending	Year Ending	Year Ending	Year Ending
	November 30,	November 30,	November 30,	November 30,
	2022	2023	2024	2025	Total
YCG	$15,116	$74,305	$9,067	$8,158	$106,646

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

5. CERTAIN RISKS

Non-Diversification Risk: The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Recent Market Conditions: General economic, political and public health conditions may have a significant adverse effect on the Fund’s investment operations and profitability. For example, the global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets worldwide, as well as the economies of individual countries. The economic fallout from COVID-19, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of COVID-19, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Additionally, on February 24, 2022, Russia commenced a military attack on Ukraine which has led to various countries, including the US, imposing economic sanctions on certain Russian

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

individuals and entities. The current political and financial uncertainty regarding the Russia-Ukraine conflict may have adverse effects on market volatility and global economic growth as well as the markets for certain securities and commodities, such as oil and natural gas, among other sectors. The duration of the conflict, potential for escalation and ultimate effects on the Fund cannot currently be predicted.

The above are only a few of the principal risks of the Fund. The other principal risks are discussed in the Fund’s most recent Prospectus.

6. FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2021	November 30, 2020
Ordinary Income	$—	$978,705
Long-Term Capital Gains	—	873,466
Total	$—	$1,852,171

Reclassifications: The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under GAAP.  Accordingly, for the year ended November 31, 2021, certain differences were reclassified. The reclassifications were as follows:

Decrease Total Distributable Earnings	$(858,496)
Increase Capital Stock	$858,496

These differences are primarily due to the differing book and tax treatments of income related to deemed distributions for tax purposes.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
May 31, 2022 (Unaudited)

B. Tax Basis of Investments

As of November 30, 2021, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

	YCG Enhanced Fund
		Written	Foreign
	Investments	Options	Currencies
Tax cost of investments	$307,109,025	$4,673,705	$1,985,520
Gross unrealized appreciation	234,816,918	(1,498,241)	30,174
Gross unrealized depreciation	(7,547,160)	—	—
Net tax unrealized
appreciation (depreciation)	227,269,758	(1,498,241)	30,174
Undistributed ordinary income	10,010,829	—	—
Undistributed long-term capital gains	38,622,036	—	—
Distributable earnings	48,632,865	—	—
Other accumulated gains (losses)	(425)	—	—
Total distributable earnings	$275,902,198	$(1,498,241)	$30,174

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

At November 30, 2021 the Fund had the following capital loss carryforwards:

Short-Term	Long-Term	Expires
$ —	$ —	Indefinite

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31, and the late-year losses attributable to the portion of the taxable year after December 31, over the sum of the specified gains attributable to the portion of the taxable year after October 31, and other ordinary income attributable to the portion of the taxable year after December 31. For the fiscal year ended November 30, 2021, there were no late year losses.

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2021, 0% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2021, 0% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2. COMPENSATION OF TRUSTEES

Each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) receives an annual retainer of $4,000, paid quarterly, as well as $1,000 per meeting attended.  In addition, Independent Trustees are eligible for reimbursement of out-of-pocket expenses incurred in connection with attendance at such meetings. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243 or by accessing the Fund’s website at www.ycgfunds.com. (Note for clarification: The information on our website is not incorporated by reference into this report.)

3. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the Fund’s website at www.ycgfunds.com or on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

4. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The Fund’s Form N-PORT reports are available on the website of the Securities and Exchange Commission at http://www.sec.gov or on request by calling 1-800-SEC-0330.

5. LIQUIDITY RISK MANAGEMENT

On January 25, 2022, the Trustees of YCG Enhanced Fund, the sole series of YCG Funds, reviewed and considered a written report prepared by the program administrator of the Fund’s Liquidity Risk Management Program (the “Program”),

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Trustees noted that the Program Administrator has determined that the Fund primarily holds assets that are highly liquid investments, and thus relies on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund. Following this review and discussion, the Trustees determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Trustees to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that the Program has operated as intended during the past year.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and Officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by (1) calling toll free 1-855-444-9243; (2) on the Fund’s website located at http://www.ycgfunds.com; or (3) on the SEC’s website http://www.sec.gov.

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Brian Yacktman*	Trustee	Indefinite,	1	Manager, Founding	None.
3207 Ranch Road		Trustee		Partner and Chief
620 South, Suite 200		since 2012		Investment Officer,
Austin, TX 78738	President	One year		YCG, LLC,
Age: 43		term,		investment adviser
		President		to the Fund,
		since 2012		since 2007.

William D. Kruger*	Chairman	Indefinite,	1	Manager, Partner	None.
3207 Ranch Road	and	Trustee		and CEO, YCG,
620 South, Suite 200	Trustee	since 2012		LLC, investment
Austin, TX 78738	Vice	One year		adviser to the Fund,
Age: 43	President	term, Vice		since 2008.
	and	President
since 2012
	Treasurer	One year
term,
Treasurer
since 2012

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Independent Trustees:
Travis E. Oliphant	Trustee	Indefinite,	1	Scientific and	None.
3207 Ranch Road		Trustee		Technical Software
620 South, Suite 200		since 2012		Manager and
Austin, TX 78738				Executive.
Age: 50				Founder and CEO
of Anaconda
(Continuum Analytics),
January 2012 – 2017.
Founder and CEO
of Quansight,
2018 – Present.

Rory M. McDonald	Trustee	Indefinite,	1	Associate Professor	None.
3207 Ranch Road		Trustee		of Business
620 South, Suite 200		since 2012		Administration in
Austin, TX 78738				the Technology
Age: 43				and Operations
Management Unit
at Harvard Business
School, 2013 – Present.

Cyril James Speirs	Trustee	Indefinite,	1	Retired, Previously,	None.
3207 Ranch Road		Trustee		Global Vice President
620 South, Suite 200		since 2017		Procurement for Whole
Austin, TX 78738				Foods Market, Inc.,
Age: 66				2005 – 2016.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Term of
		Office	Number of
		and	Portfolios	Principal	Other
	Position(s)	Length	in Fund	Occupation(s)	Directorships
Name, address	Held with	of Time	Complex	During Past	Held by
and age	the Fund	Served	Overseen	Five Years	Trustee
Officers who are not Trustees:
Elliott Savage	Vice	One year	N/A	Manager,	None.
3207 Ranch Road	President	term, Vice		Partner and
620 South, Suite 200		President		Portfolio manager,
Austin, TX 78738		since		YCG, LLC,
Age: 42		December		investment adviser
		2012		to the Fund,
	Secretary	One year		since 2012.
term,
Secretary
since
February
2016
	Assistant	One year
	Treasurer	term,
Assistant
Treasurer
since
December
2012

Lelia Long	Chief	One year	N/A	Chief Compliance	None.
3207 Ranch Road	Compliance	term, Chief		Officer, YCG, LLC
620 South, Suite 200	Officer	Compliance		2016 – Present,
Austin, TX 78738		Officer		Investment
Age: 59		since		Management &
		March 2017		Compliance
Consultant, Vigilant
Compliance LLC,
2009 – 2020.
Treasurer, New
Ireland Fund, Inc.,
2002 – 2020.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each Trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

 (This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Investment Adviser
YCG, LLC
3207 Ranch Road 620 South, Suite 200
Austin, TX 78738

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
151 North Franklin Street, Suite 575
Chicago, IL 60606

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Vigilant Distributors, LLC
Gateway Corporate Center, Suite 216
223 Wilmington West Chester Pike
Chadds Ford, PA 19317

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)*   /s/ Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date  7/26/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Brian A. Yacktman
Brian A. Yacktman, President (Principal Executive Officer)

Date  7/26/22

By (Signature and Title)*   /s/ William D. Kruger
William D. Kruger, Treasurer (Principal Financial Officer)

Date  7/26/22